SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 27, 1999


                       Saxon Asset Securities Trust 1999-3
             Mortgage Loan Asset Backed Certificates, Series 1999-3

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479              52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                 This report consists of 8 consecutively numbered pages.

Item 5.   Other Events.

          On September27,1999 distributions were made to the Certificateholders.
          Specific   information   with   respect  to  the distributions  is
          filed  as  Exhibit  99.1.   No  other   reportable transactions or
          matters have  occurred  during the current  reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Monthly Payment Report on September 27, 1999 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1999-3
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1999-3


Date:                      By:  /s/ Bradley D. Adams
                                ---------------
                                Bradley D. Adams
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Payment Report Statement on
                         September 27, 1999

                                  Exhibit 99.1


                    Monthly Payment Report on September 27, 1999

                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-3
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-3
                                                  STATEMENT TO CERTIFICATEHOLDER
											 Cer-	Certifi-
Distribution Date:		27-Sep-99						 tifi-	cates
										Interest cates	Carry	Applied
		Original	Beginning					Carry	 Carry	Over	Realized  Total      Ending
		Certificate	Certificate	Principal	 Interest 	Forward	 over	Amount	Loss	  Distri-    Certificate
Class	Cusip #	Balance		Balance		Distribution	 Distribution 	Amount	 Amount Paid	Amount	  bution     Balance

AF-1  805564EC1	154,198,250.00	154,198,250.00	3,209,291.47	947,248.42 	 -   	  N/A	 N/A	N/A	4,156,539.89 150,988,958.53
AF-2  805564ED9	 70,000,000.00	 70,000,000.00	 	-   	408,916.67 	 -   	  N/A	 N/A	N/A	  408,916.67  70,000,000.00
AF-3  805564EE7	 67,000,000.00	 67,000,000.00	 	-   	402,279.17 	 -   	  N/A	 N/A	N/A	  402,279.17  67,000,000.00
AF-4  805564EF4	 56,000,000.00	 56,000,000.00	 	-   	352,333.33 	 -   	  N/A	 N/A	N/A	  352,333.33  56,000,000.00
AF-5  805564EG2	 32,000,000.00	 32,000,000.00	 	-   	210,666.67 	 -   	  N/A	 N/A	N/A	  210,666.67  32,000,000.00
AF-6  805564EH0	 42,133,000.00	 42,133,000.00	 	-   	264,209.02 	 -   	  N/A	 N/A	N/A	  264,209.02  42,133,000.00
MF-1  805564EJ6	 24,639,000.00	 24,639,000.00	 	-   	159,024.21 	 -   	  N/A	 N/A	 -   	  159,024.21  24,639,000.00
MF-2  805564EK3	 19,711,000.00	 19,711,000.00	 	-   	136,088.03 	 -   	  N/A	 N/A	 -   	  136,088.03  19,711,000.00
BF-1  805564EL1	 14,784,000.00	 14,784,000.00	 	-   	116,424.00 	 -   	  N/A	 N/A	 -   	  116,424.00  14,784,000.00
BF-1A 805564EM9	 12,320,000.00	 12,320,000.00	  355,103.14	 88,652.66 	 -   	  N/A	 N/A	 -   	  443,755.80  11,964,896.86
AV-1  805564EN7	202,526,000.00	202,526,000.00	2,113,865.39  1,259,880.49 	 -   	   -   	  -   	N/A	3,373,745.88 200,412,134.61
AV-2  805564ET4	 77,887,500.00	 77,887,500.00	  789,469.09	488,852.24 	 -   	   -   	  -   	N/A	1,278,321.33  77,098,030.91
MV-1  805564EP2	 27,684,000.00	 27,684,000.00	 	-   	180,522.75 	 -   	   -   	  -   	 -   	  180,522.75  27,684,000.00
MV-2  805564EQ0	 23,219,000.00	 23,219,000.00	 	-   	165,854.61 	 -   	   -   	  -   	 -   	  165,854.61  23,219,000.00
BV-1  805564ER8	 14,289,000.00	 14,289,000.00	 	-   	131,438.95 	 -   	   -   	  -   	 -   	  131,438.95  14,289,000.00
BV-1A 805564ES6	 11,609,000.00	 11,609,000.00	  186,891.42	 89,002.33 	 -   	   -   	  -   	 -   	  275,893.75  11,422,108.58
C     80556C3	   	N/A		N/A		N/A	260,960.34 	N/A	  N/A	 N/A	N/A	  260,960.34		N/A
R     80556R3		N/A		N/A		N/A	      -   	N/A	  N/A	 N/A	N/A	 	-   		N/A

TOTALS		849,999,750.00	849,999,750.00	6,654,620.51  5,662,353.89 		   		       12,316,974.40 843,345,129.49

Group I		492,785,250.00	492,785,250.00	3,564,394.61  3,085,842.17					6,650,236.79 489,220,855.39
Group II	357,214,500.00	357,214,500.00	3,090,225.90  2,315,551.38					5,405,777.27 354,124,274.10





One Month LIBOR RATE			5.27875%

Factor Information per $1,000 of the Original Balance

								  Certi-		Current
					     Interest	Certi-	  ficates		Pass
		 Principal     Interest      Carry	ficates   Carryover  End Prin	Through
Class	Cusip #	 Distribution  Distribution  Forward	Carryover Paid 	     Balance	Rate

AF-1  805564EC1	  20.81276	6.14306	     0.00000     N/A	   N/A	    979.18724	5.52875%
AF-2  805564ED9	   0.00000	5.84167	     0.00000	 N/A	   N/A	  1,000.00000	7.01000%
AF-3  805564EE7	   0.00000	6.00417	     0.00000	 N/A	   N/A	  1,000.00000	7.20500%
AF-4  805564EF4	   0.00000	6.29167	     0.00000	 N/A	   N/A	  1,000.00000	7.55000%
AF-5  805564EG2	   0.00000	6.58333	     0.00000	 N/A	   N/A	  1,000.00000	7.90000%
AF-6  805564EH0	   0.00000	6.27083	     0.00000	 N/A	   N/A	  1,000.00000	7.52500%
MF-1  805564EJ6	   0.00000	6.45417	     0.00000	 N/A	   N/A	  1,000.00000	7.74500%
MF-2  805564EK3	   0.00000	6.90417	     0.00000	 N/A	   N/A	  1,000.00000	8.28500%
BF-1  805564EL1	   0.00000	7.87500	     0.00000	 N/A	   N/A	  1,000.00000	9.45000%
BF-1A 805564EM9	  28.82331	7.19583	     0.00000	 N/A	   N/A	    971.17669	8.63500%
AV-1  805564EN7	  10.43750	6.22083	     0.00000   0.00000	 0.00000    989.56250	5.59875%
AV-2  805564ET4	  10.13602	6.27639	     0.00000   0.00000	 0.00000    989.86398	5.64875%
MV-1  805564EP2	   0.00000	6.52083	     0.00000   0.00000	 0.00000  1,000.00000	5.86875%
MV-2  805564EQ0	   0.00000	7.14306	     0.00000   0.00000	 0.00000  1,000.00000	6.42875%
BV-1  805564ER8	   0.00000	9.19861	     0.00000   0.00000	 0.00000  1,000.00000	8.27875%
BV-1A 805564ES6	  16.09884	7.66667	     0.00000   0.00000	 0.00000    983.90116	9.20000%









	If there are any questions or comments, please contact:

	Joan Dolce
	Saxon Mortgage
	4880 Cox Road
	Richmond, VA  23060
	(804) 967-5814

					   -6-

				      PAYMENT DISTRIBUTION STATEMENT
                                   SAXON ASSET SECURITIES TRUST 1999-3
                                 MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                          SERIES 1999-3


									Group I	       Group II

	Aggregate Scheduled Mortgage Principal Balance		   371,416,773.89  268,060,212.63
	Prepayment Amount					     2,960,107.03    2,777,269.38
	Substitution Shortfall Amount					     -   	     -
	Repurchase Amounts						     -   	     -
	Other Recoveries					             -   	     -
	Extra Principal Distribution Amount				     -   	     -
	Applied Realized Loss Amount				   	     -   	     -
	Unpaid Realized Loss Amount					     -   	     -

									Group I		Group II

	Net Rate							9.51636%	9.45744%
	Largest Mortgage Loan Balance					517,480.31	745,708.55
	Servicing Fees							157,139.91	112,902.14
	Master Servicing Fees						 15,609.42	 11,290.20
	Pre-Funded Amounts				 	    118,159,184.64   86,250,952.89

	The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans as of the Remittance Date

					           Group I			 	    Group II

			Category	Number	Percentage  Principal Balance	 Number  Percentage  Principal Balance
			30-59 Days	 75 	1.62463%     6,034,150.33	   67	 2.85780%      7,660,632.95
			60-89 Days	 4 	0.06869%       255,135.93	    2 	 0.09667%        259,141.28
			90+ Days	 -   	0.00000%	     -   	    1	 0.11722%	 314,212.88


												Group I	       Group II

	Number of Mortgage Loans in Foreclosure Proceedings					    2		   7
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings	      197,733.95      913,738.55
	Number of Mortgage Loans in Foreclosure in Prior Month				            -   	   -
	Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month	      	    -   	   -


												Group I		Group II

	Number of Mortgagors in Bankruptcy Proceedings						    4		   2
	Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings	      361,784.84      251,033.72


												Group I		Group II

	Number of any REO Properties							 	    -   	   -
	Book Value of any REO Properties							    -   	   -


							       Group I			      Group II

					Servicer	Number	Principal Balance	Number	Principal Balance
	Number of 60+ Delinquent Loans	Meritech	 7 	 557,712.36 	 	8 	 1,291,438.44


	Amount on Deposit in Asset Proceeds Account				12,316,974.40

	Interest								 5,095,232.99
	Capitalized Interest Requirement					 1,107,864.93

	Scheduled Principal						   	   376,500.07
	Unscheduled Principal							 5,737,376.41



							-7-

                                                  PAYMENT DISTRIBUTION STATEMENT
                                                SAXON ASSET SECURITIES TRUST 1999-3
                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1999-3
                                                  STATEMENT TO CERTIFICATEHOLDERS









								Group I		Group II

	Realized Losses for the current period			    -   	    -
	Cumulative Realized Losses				    -   	    -
	Applied Realized Losses					    -   	    -
	Unpaid Realized Losses					    -   	    -


								 Group I	Group II
	Trigger Event					    Has not occurred  Has not occurred
	Subordinate Trigger Event			    Has not occurred  Has not occurred


	Overcollateralization Target Amount		      12,320,000.00	11,609,000.00
	Overcollateralization Amount			         355,103.14	   186,891.42




							   -8-
